Exhibit 3.4

PropsToken.sol
pragma solidity ^0.4.24;
import "zos-lib/contracts/Initializable.sol";
import "openzeppelin-eth/contracts/token/ERC20/ERC20Detailed.sol";
import "./PropsTimeBasedTransfers.sol";
import "./ERC865Token.sol";
import "./PropsRewards.sol";
/**
* @title PROPSToken
* @dev PROPS token contract (based of ZEPToken by openzeppelin), a detailed ERC20 token
* https://github.com/zeppelinos/zos-vouching/blob/master/contracts/ZEPToken.sol
* PROPS are divisible by 1e18 base
* units referred to as 'AttoPROPS'.
*
* PROPS are displayed using 18 decimal places of precision.
*
* 1 PROPS is equivalent to:
*   1 * 1e18 == 1e18 == One Quintillion AttoPROPS
*
* 600 Million PROPS (total supply) is equivalent to:
*   600000000 * 1e18 == 6e26 AttoPROPS
*
*/
contract PropsToken is Initializable, ERC20Detailed, ERC865Token,
PropsTimeBasedTransfers, PropsRewards {
/**
* @dev Initializer function. Called only once when a proxy for the contract is created.
* @param _holder address that will receive its initial supply and be able to transfer before transfers start time
* @param _controller address that will have controller functionality on rewards protocol
* @param _minSecondsBetweenDays uint256 seconds required to pass between consecutive rewards day
* @param _rewardsStartTimestamp uint256 day 0 timestamp
*/
function initialize(
address _holder,
address _controller,
uint256 _minSecondsBetweenDays,
uint256 _rewardsStartTimestamp
)
public

initializer
{
uint8 decimals = 18;
// total supply is 600,000,000 PROPS specified in AttoPROPS
uint256 totalSupply = 0.6 * 1e9 * (10 ** uint256(decimals));
ERC20Detailed.initialize("Props Token", "PROPS", decimals);
PropsRewards.initializePostRewardsUpgrade1(_controller, _minSecondsBetweenDays, _rewardsStartTimestamp);
_mint(_holder, totalSupply);
}
}
ERC865Token.sol
pragma solidity ^0.4.24;
import "zos-lib/contracts/Initializable.sol";
import "openzeppelin-eth/contracts/token/ERC20/ERC20.sol";
import { ECDSA } from "openzeppelin-eth/contracts/cryptography/ECDSA.sol";
import "./IERC865.sol";
/**
* @title ERC865Token Token
*
* ERC865Token allows users paying transfers in tokens instead of gas
* https://github.com/ethereum/EIPs/issues/865
*
*/
contract ERC865Token is Initializable, ERC20, IERC865 {
/* hashed tx of transfers performed */
mapping(bytes32 => bool) hashedTxs;
/**
* @dev Submit a presigned transfer
* @notice fee will be given to sender if it's a smart contract make sure it can accept funds
* @param _signature bytes The signature, issued by the owner.
* @param _to address The address which you want to transfer to.
* @param _value uint256 The amount of tokens to be transferred.
* @param _fee uint256 The amount of tokens paid to msg.sender, by the owner.
* @param _nonce uint256 Presigned transaction number.
*/
function transferPreSigned(
bytes _signature,
address _to,
uint256 _value,

uint256 _fee,
uint256 _nonce
)
public
returns (bool)
{
require(_to != address(0), "Invalid _to address");
bytes32 hashedParams = getTransferPreSignedHash(address(this), _to, _value, _fee, _nonce);
address from = ECDSA.recover(hashedParams, _signature);
require(from != address(0), "Invalid from address recovered");
bytes32 hashedTx = keccak256(abi.encodePacked(from, hashedParams));
require(hashedTxs[hashedTx] == false,"Transaction hash was already used");
hashedTxs[hashedTx] = true;
_transfer(from, _to, _value);
_transfer(from, msg.sender, _fee);
emit TransferPreSigned(from, _to, msg.sender, _value, _fee);
return true;
}

/**
* @dev Submit a presigned approval
* @notice fee will be given to sender if it's a smart contract make sure it can accept funds
* @param _signature bytes The signature, issued by the owner.
* @param _spender address The address which will spend the funds.
* @param _value uint256 The amount of tokens to allow.
* @param _fee uint256 The amount of tokens paid to msg.sender, by the owner.
* @param _nonce uint256 Presigned transaction number.
*/
function approvePreSigned(
bytes _signature,
address _spender,
uint256 _value,
uint256 _fee,
uint256 _nonce
)
public
returns (bool)
{
require(_spender != address(0),"Invalid _spender address");

bytes32 hashedParams = getApprovePreSignedHash(address(this), _spender, _value, _fee, _nonce);
address from = ECDSA.recover(hashedParams, _signature);
require(from != address(0),"Invalid from address recovered");
bytes32 hashedTx = keccak256(abi.encodePacked(from, hashedParams));
require(hashedTxs[hashedTx] == false,"Transaction hash was already used");

hashedTxs[hashedTx] = true;
_approve(from, _spender, _value);
_transfer(from, msg.sender, _fee);
emit ApprovalPreSigned(from, _spender, msg.sender, _value, _fee);
wreturn true;
}
/**
* @dev Increase the amount of tokens that an owner allowed to a spender.
* @notice fee will be given to sender if it's a smart contract make sure it can accept funds
* @param _signature bytes The signature, issued by the owner.
* @param _spender address The address which will spend the funds.
* @param _addedValue uint256 The amount of tokens to increase the allowance by.
* @param _fee uint256 The amount of tokens paid to msg.sender, by the owner.
* @param _nonce uint256 Presigned transaction number.
*/
function increaseAllowancePreSigned(
bytes _signature,
address _spender,
uint256 _addedValue,
uint256 _fee,
uint256 _nonce
)
public
returns (bool)
{
require(_spender != address(0),"Invalid _spender address");
bytes32 hashedParams = getIncreaseAllowancePreSignedHash(address(this), _spender, _addedValue, _fee, _nonce);
address from = ECDSA.recover(hashedParams, _signature);
require(from != address(0),"Invalid from address recovered");
bytes32 hashedTx = keccak256(abi.encodePacked(from, hashedParams));
require(hashedTxs[hashedTx] == false,"Transaction hash was already used");
hashedTxs[hashedTx] = true;
_approve(from, _spender, allowance(from, _spender).add(_addedValue));
_transfer(from, msg.sender, _fee);
emit ApprovalPreSigned(from, _spender, msg.sender, allowance(from, _spender), _fee);
return true;
}

/**
* @dev Decrease the amount of tokens that an owner allowed to a spender.
* @notice fee will be given to sender if it's a smart contract make sure it can accept funds
* @param _signature bytes The signature, issued by the owner
* @param _spender address The address which will spend the funds.
* @param _subtractedValue uint256 The amount of tokens to decrease the allowance by.

* @param _fee uint256 The amount of tokens paid to msg.sender, by the owner.
* @param _nonce uint256 Presigned transaction number.
*/
function decreaseAllowancePreSigned(
bytes _signature,
address _spender,
uint256 _subtractedValue,
uint256 _fee,
uint256 _nonce
)
public
returns (bool)
{
require(_spender != address(0),"Invalid _spender address");
bytes32 hashedParams = getDecreaseAllowancePreSignedHash(address(this), _spender, _subtractedValue, _fee, _nonce);
address from = ECDSA.recover(hashedParams, _signature);
require(from != address(0),"Invalid from address recovered");
bytes32 hashedTx = keccak256(abi.encodePacked(from, hashedParams));
require(hashedTxs[hashedTx] == false,"Transaction hash was already used");
// if substractedValue is greater than allowance will fail as allowance is uint256
hashedTxs[hashedTx] = true;
_approve(from, _spender, allowance(from,_spender).sub(_subtractedValue));
_transfer(from, msg.sender, _fee);
emit ApprovalPreSigned(from, _spender, msg.sender, allowance(from, _spender), _fee);
return true;
}
/**
* @dev Transfer tokens from one address to another
* @notice fee will be given to sender if it's a smart contract make sure it can accept funds
* @param _signature bytes The signature, issued by the spender.
* @param _from address The address which you want to send tokens from.
* @param _to address The address which you want to transfer to.
* @param _value uint256 The amount of tokens to be transferred.
* @param _fee uint256 The amount of tokens paid to msg.sender, by the spender.
* @param _nonce uint256 Presigned transaction number.
*/
function transferFromPreSigned(
bytes _signature,
address _from,
address _to,
uint256 _value,
uint256 _fee,
uint256 _nonce
)
public

returns (bool)
{
require(_to != address(0),"Invalid _to address");
bytes32 hashedParams = getTransferFromPreSignedHash(address(this), _from, _to, _value, _fee, _nonce);
address spender = ECDSA.recover(hashedParams, _signature);
require(spender != address(0),"Invalid spender address recovered");
bytes32 hashedTx = keccak256(abi.encodePacked(spender, hashedParams));
require(hashedTxs[hashedTx] == false,"Transaction hash was already used");
hashedTxs[hashedTx] = true;
_transfer(_from, _to, _value);
_approve(_from, spender, allowance(_from, spender).sub(_value));
_transfer(spender, msg.sender, _fee);
emit TransferPreSigned(_from, _to, msg.sender, _value, _fee);
return true;
}
/**
* @dev Hash (keccak256) of the payload used by transferPreSigned
* @notice fee will be given to sender if it's a smart contract make sure it can accept funds
* @param _token address The address of the token.
* @param _to address The address which you want to transfer to.
* @param _value uint256 The amount of tokens to be transferred.
* @param _fee uint256 The amount of tokens paid to msg.sender, by the owner.
* @param _nonce uint256 Presigned transaction number.
*/
function getTransferPreSignedHash(
address _token,
address _to,
uint256 _value,
uint256 _fee,
uint256 _nonce
)
public
pure
returns (bytes32)
{
/* "0d98dcb1": getTransferPreSignedHash(address,address,uint256,uint256,uint256) */
return keccak256(abi.encodePacked(bytes4(0x0d98dcb1), _token, _to, _value, _fee, _nonce));
}
/**
* @dev Hash (keccak256) of the payload used by approvePreSigned
* @notice fee will be given to sender if it's a smart contract make sure it can accept funds

* @param _token address The address of the token
* @param _spender address The address which will spend the funds.
* @param _value uint256 The amount of tokens to allow.
* @param _fee uint256 The amount of tokens paid to msg.sender, by the owner.
* @param _nonce uint256 Presigned transaction number.
*/
function getApprovePreSignedHash(
address _token,
address _spender,
uint256 _value,
uint256 _fee,
uint256 _nonce
)
public
pure
returns (bytes32)
{
/* "79250dcf": getApprovePreSignedHash(address,address,uint256,uint256,uint256) */
return keccak256(abi.encodePacked(bytes4(0x79250dcf), _token, _spender, _value, _fee, _nonce));
}
/**
* @dev Hash (keccak256) of the payload used by increaseAllowancePreSigned
* @notice fee will be given to sender if it's a smart contract make sure it can accept funds
* @param _token address The address of the token
* @param _spender address The address which will spend the funds.
* @param _addedValue uint256 The amount of tokens to increase the allowance by.
* @param _fee uint256 The amount of tokens paid to msg.sender, by the owner.
* @param _nonce uint256 Presigned transaction number.
*/
function getIncreaseAllowancePreSignedHash(
address _token,
address _spender,
uint256 _addedValue,
uint256 _fee,
uint256 _nonce
)
public
pure
returns (bytes32)
{
/* "138e8da1": getIncreaseAllowancePreSignedHash(address,address,uint256,uint256,uint256) */
return keccak256(abi.encodePacked(bytes4(0x138e8da1), _token, _spender, _addedValue, _fee, _nonce));
}

/**
* @dev Hash (keccak256) of the payload used by decreaseAllowancePreSigned
* @notice fee will be given to sender if it's a smart contract make sure it can accept funds
* @param _token address The address of the token
* @param _spender address The address which will spend the funds.
* @param _subtractedValue uint256 The amount of tokens to decrease the allowance by.
* @param _fee uint256 The amount of tokens paid to msg.sender, by the owner.
* @param _nonce uint256 Presigned transaction number.
*/
function getDecreaseAllowancePreSignedHash(
address _token,
address _spender,
uint256 _subtractedValue,
uint256 _fee,
uint256 _nonce
)
public
pure
returns (bytes32)
{
/* "5229c56f": getDecreaseAllowancePreSignedHash(address,address,uint256,uint256,uint256) */
return keccak256(abi.encodePacked(bytes4(0x5229c56f), _token, _spender, _subtractedValue, _fee, _nonce));
}

/**
* @dev Hash (keccak256) of the payload used by transferFromPreSigned
* @notice fee will be given to sender if it's a smart contract make sure it can accept funds
* @param _token address The address of the token
* @param _from address The address which you want to send tokens from.
* @param _to address The address which you want to transfer to.
* @param _value uint256 The amount of tokens to be transferred.
* @param _fee uint256 The amount of tokens paid to msg.sender, by the spender.
* @param _nonce uint256 Presigned transaction number.
*/
function getTransferFromPreSignedHash(
address _token,
address _from,
address _to,
uint256 _value,
uint256 _fee,
uint256 _nonce
)
public
pure
returns (bytes32)
{

/* "a70c41b4": getTransferFromPreSignedHash(address,address,address,uint256,uint256,uint256) */
return keccak256(abi.encodePacked(bytes4(0xa70c41b4), _token, _from, _to, _value, _fee, _nonce));
}
}